UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2015

VISA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Visa Inc. (the “Company”) held its Annual Meeting of Stockholders on January 28, 2015 (the “Annual Meeting”). At the Annual Meeting, upon the recommendation of the Company’s Board of Directors, the Company’s stockholders approved amendments to the Company’s Fifth Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), to provide the Company the ability to effect a stock split in the future in a manner that would preserve the relative ownership percentages of its stockholders by permitting the Company to effect a split of the Company’s Class A common stock without also effecting a corresponding split of its Class B and Class C common stock, subject to certain adjustments to the conversion rates applicable to the Class B and Class C common stock. The stockholders also approved amendments to the Certificate to remove the supermajority vote requirements in Sections 4.25(b), 4.25(c) and 10.1(b) of the Certificate and replace them with majority vote requirements and to make certain other clarifying modifications to the Certificate. As a result, the Company filed a Certificate of Amendment to the Certificate (the “Certificate of Amendment”) incorporating such amendments with the Secretary of State of the State of Delaware on January 28, 2015. The Certificate of Amendment became effective upon filing. The Company subsequently filed a restatement of the Certificate with the Secretary of State of the State of Delaware on January 28, 2015 (the “Sixth Amended and Restated Certificate of Incorporation”), which became effective upon filing and restates and integrates but does not further amend the Certificate.

In addition, at the Annual Meeting, upon the recommendation of the Company’s Board of Directors, the Company’s stockholders also approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) to remove the supermajority vote requirement in Section 2.5(d) of the Bylaws and replace it with a majority vote requirement.

The foregoing summaries of the amendments to the Certificate and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the Certificate of Amendment, the Sixth Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, as amended.

A copy of the Certificate of Amendment and the Sixth Amended and Restated Certificate of Incorporation, in each case as filed with the Secretary of State of the State of Delaware on January 28, 2015, are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

A copy of the Amended and Restated Bylaws, as amended, is attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission	of Matters to a Vote of Security Holders.

As described in Item 5.03 above, the Company held its Annual Meeting on January 28, 2015. The stockholders voted on six proposals at the Annual Meeting, with one proposal, Proposal 5 (as discussed further below), comprising five separate matters to be voted upon. Holders of the Company’s Class A common stock were entitled to vote on all six proposals. Holders of the Company’s Class B and C common stock were entitled to vote only on Proposal 2 and Proposals 5(a)-(c), as discussed further below. The proposals are described in detail in the Company’s definitive proxy statement dated December 12, 2014.

Proposal 1: The Company’s Class A stockholders elected eleven directors to the Board to serve for a one-year term until the 2016 annual meeting of stockholders. The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes

Mary B. Cranston	327,438,445	34,705,732	796,719	36,433,217
Francisco Javier Fernández-Carbajal	358,364,020	3,763,761	813,115	36,433,217
Alfred F. Kelly, Jr.	361,953,249	191,934	795,713	36,433,217
Robert W. Matschullat	361,925,252	216,322	799,322	36,433,217
Cathy E. Minehan	361,963,367	190,283	787,246	36,433,217
Suzanne Nora Johnson	359,834,063	2,316,998	789,835	36,433,217
David J. Pang	361,877,892	266,599	796,405	36,433,217
Charles W. Scharf	361,895,179	257,179	788,538	36,433,217
William S. Shanahan	361,797,028	347,547	796,321	36,433,217
John A. C. Swainson	361,920,877	223,522	796,497	36,433,217
Maynard G. Webb, Jr.	360,866,209	1,277,259	797,428	36,433,217

Proposal 2: The Company’s stockholders were asked to approve amendments to the Certificate to facilitate stock splits. Holders of shares of Class A, Class B and Class C common stock voted as separate classes, with the affirmative vote of a majority of the shares of each such class required to approve the proposal. The amendments were approved. The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Class A common stock:	398,034,096	456,590	883,427	0
Class B common stock:	210,841,652	20,329	17,745	0
Class C common stock:	17,246,755	116,684	587,998	0

Proposal 3: The Company’s Class A stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
349,505,473	12,441,707	993,716	36,433,217

Proposal 4: The Company’s Class A stockholders approved the Visa Inc. Employee Stock Purchase Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
360,908,488	1,126,861	905,547	36,433,217

Proposal 5: The Company’s stockholders were asked to approve amendments to the Certificate and the Bylaws to remove all supermajority vote requirements and replace them with majority vote requirements. Holders of shares of Class A, Class B and Class C common stock voted together as a single class, with holders of Class B and C common stock voting on an as-converted basis, for Proposals 5(a) and 5(b). Holders of shares of Class A, Class B and Class C common stock voted as separate classes for Proposal 5(c), with the affirmative vote of a majority of the shares of each such class required to approve the proposal. Only holders of shares of Class A common stock were entitled to vote on proposals 5(d) and (e). Proposals 5(b), 5(c) and 5(e) were approved. Proposals 5(a) and 5(d) were not approved as the holders of shares of Class A, Class B and Class C common stock failed to approve Proposal 5(a) and the holders of shares of Class A common stock failed to approve Proposal 5(d). The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes

(a) Exiting Core Payments Business
Class A common stock:	361,329,267	677,528	934,101	36,433,217
Class B common stock (as converted):	77,545,861	779,018	8,571,559	0
Class C common stock (as converted):	9,442,677	7,121,512	1,387,248	0
Total:	448,317,805	8,578,058	10,892,908	36,433,217

(b) Future Amendments to Sections of the Certificate
Class A common stock:	361,431,228	593,947	915,721	36,433,217
Class B common stock (as converted):	77,702,976	627,738	8,565,724	0
Class C common stock (as converted):	10,093,457	6,302,005	1,555,975	0
Total:	449,227,661	7,523,690	11,037,420	36,433,217

(c) Approval of Exceptions to Transfer Restrictions
Class A common stock:	360,904,215	1,113,301	923,380	36,433,217
Class B common stock:	189,368,267	685,043	20,826,416	0
Class C common stock:	14,908,942	1,520,861	1,521,634	0

(d) Removal of Directors from Office
Class A common stock:	361,585,564	457,531	897,801	36,433,217

(e) Future Amendments to the Advance Notice Provisions in the Bylaws
Class A common stock:	361,477,077	554,484	909,335	36,433,217

Proposal 6: The Company’s Class A stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015. There were no broker non-votes with respect to this proposal. The votes regarding this proposal were as follows:

For	Against	Abstain
396,709,468	1,735,931	928,714

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation of Visa Inc.

3.2	Sixth Amended and Restated Certificate of Incorporation of Visa Inc.

3.3	Amended and Restated Bylaws of Visa Inc., as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.
Date: January 29, 2015

	By:	/s/ Charles W. Scharf
Charles W. Scharf
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation of Visa Inc.
3.2	Sixth Amended and Restated Certificate of Incorporation of Visa Inc.
3.3	Amended and Restated Bylaws of Visa Inc., as amended.